中华人民共和国

国有土地使用证

中华人民共和国国土资源部制

№ 010842359

单位和个人依法使用的国有土地，由县级以上人民政府登记造册，核发证书，确认使用权。

——摘自《中华人民共和国土地管理法》第十一条

国家实行土地使用权和房屋所有权登记发证制度。

——摘自《中华人民共和国城市房地产管理法》第五十九条

依法改变土地权属和用途的，应当办理土地变更登记手续。

——摘自《中华人民共和国土地管理法》第十二条

依法登记的土地的所有权和使用权受法律保护，任何单位和个人不得侵犯。

——摘自《中华人民共和国土地管理法》第十三条

根据《中华人民共和国土地管理法》和《中华人民共和国城市房地产管理法》规定，由土地使用者申请，经调查审定，准予登记，发给此证。

徐水县 人民政府（章）

2003年 3 月

土地使用者	河北省保定市东大造纸有限公司		
座落	徐水县南环路南		
地号		图号	
用途	工业	土地等级	
使用权类型	出让	终止日期	2053年3月10日
使用权面积	33372.49平方米		
其中共用分摊面积			
填证机关	(章) 2003 年 3 月10 日		